SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): May 9, 2006

                   Commission File Number 000-_51158______


                                TRUEYOU.COM, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                   13-4024017
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                        (IRS Employer Identification No.)


       Building No. 501, Fifth Floor, 7 Corporate Park, Norwalk, CT 06851
                    (Address of principal executive offices)


        Registrant's telephone number including area code: (203) 295-2121


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.

      On May 9, 2006, TrueYou.Com Inc., a Delaware corporation (the "Company"), entered into a Loan Agreement (the "Loan Agreement") with Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd. and Klinger Investments LLC ( collectively, the "Lenders"), pursuant to which the Lenders loaned the Company $4,838,710 (the "Loan") to be used by the Company for capital expenditures and general working capital. Pursuant to a Subordination Agreement dated May 9, 2006 with the Lenders and Technology Investment Capital Corp. ("TICC"), the Loan is subordinated to the Company's existing senior indebtedness to TICC under the Note and Warrant Purchase Agreement, dated March 31, 2004, as amended (the "Purchase Agreement").

      The Loan is evidenced by a subordinated promissory note dated May 9, 2006 (the "Subordinated Promissory Note") and bears interest at 18.5% per annum compounded annually; provided, however, the interest rate will increase to 20% per annum upon: (i) the Company's failure to pay in full, on or prior to July 1, 2009, the principal amount of the Loan, plus all accrued interest, and (ii) certain other specified events that would be considered an event of default under the Subordinated Promissory Note but for a proviso that such events are not considered an event of default at any time prior to the date on which all of the Company's senior indebtedness are paid in full. The principal balance and accrued interest on the Subordinated Promissory Note is due on the earliest of
(i) July 1, 2009, (ii) the first date on which the Company or any of its subsidiaries consummates a Qualified Financing, as described below, and (iii) the first date on which any mandatory prepayment is payable under the Loan Agreement or the occurrence of any sale of all or substantially all of the assets of the Company or its subsidiaries, or merger, consolidation or other business combination involving the Company or its subsidiaries if all senior indebtedness is first paid in full in cash in connection with any such transaction (the "Maturity Date"). Qualified Financing means either (x) any public or private placement, or series of related placements, of certain specified securities of the Company which provides gross proceeds to the Company of at least $16,000,000, if at the time of such Qualified Financing either (A) all senior indebtedness shall have previously been paid in full, or (B) (i) all amounts received by the Lenders in payment of the Loan are immediately remitted to the Company as consideration for the purchase by the Lenders of such securities and (ii) the Company will not be subject to any obligation redeem or repurchase any of such securities at any time prior to the final maturity date of the senior indebtedness, or (y) provided that all senior indebtedness have previously been paid in full or first be paid in full in connection with such transaction, the incurrence by the Company or any of its subsidiaries of any indebtedness with gross proceeds of at least $16,000,000.

      Pursuant to the Subordinated Promissory Note, if TICC receives any fee or charge in connection with any waiver by TICC of any event of default, then the Lenders will be entitled to receive an amount equal to the product of the amount of such fee or charge multiplied by a fraction, the numerator of which is equal to the outstanding principal amount of this Subordinated Promissory Note and the denominator of which is equal to the then outstanding principal amount of the senior indebtedness, provided, that, in the event that such payment is made in cash, such amount will not be paid until the Maturity Date.


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      Subject to prior payment in full of all senior  indebtedness,  the Loan is subject to voluntary prepayment at any time and mandatory prepayment upon the occurrence of a change in control of the Company.

      The Loan Agreement contains certain affirmative and negative covenants, including covenants that restrict the Company's ability to: (i) incur additional indebtedness and liens; (ii) enter into certain transactions with any of its affiliates; (iii) incur capital expenditures; and (iv) amend certain governing documents. In addition, the Loan Agreement provides that certain specified events will constitute an event of default; provided that no such event (other than the failure of the Company to pay the principal amount of the Loan, plus accrued interest, on or prior to July 1, 2009), will result in a default or an event of default at any time prior to the date on which all of the senior indebtedness shall be paid in full.

      The obligations of the Company under the Loan Agreement and Subordinated Promissory Note are guaranteed by each of the Company's subsidiaries (the "Guarantors").

      In addition, on May 9, 2006, the Company and certain of the Guarantors entered into a Consent and Amendment (the "Consent") with TICC, pursuant to which TICC consented to the execution and delivery of the Loan Agreement and the Subordinated Promissory Note. In addition, the Consent provides for a waiver of any event of default which may have occurred prior to May 9, 2009 by reason of the failure of the Company and its subsidiaries to comply with the Minimum Unrestricted Cash Balance provision of the Purchase Agreement and amends the Purchase Agreement to exclude the Loan from the calculation of the Company's Consolidated Total Debt to Consolidated EBITA ratio.

      The foregoing summary of the Loan Agreement and other agreements referred to above is qualified in its entirety by reference to the full text of such agreements which are attached to this Report as Exhibits and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

      (c)   Exhibits

      10.1 Loan Agreement dated May 9, 2006 between TrueYou.Com Inc. and Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd. and Klinger Investments LLC.

      10.2 Subordinated Promissory Note dated May 9, 2006 issued by TrueYou.Com Inc. to Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot

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            Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund,
            L.P., North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd. and Klinger Investments LLC.

      10.3 Consent and Amendment dated May 9, 2006 between TrueYou.Com Inc, Klinger Advanced Aesthetics, Inc., Anushka PBG Acquisition Sub, LLC, Anushka Boca Acquisition Sub, LLC, Wild Hare Acquisition Sub, LLC, DiSchino Corporation, and Technology Investment Capital Corp.

      10.4 Subordination Agreement dated May 9, 2006 between TrueYou.Com Inc., Klinger Advanced Aesthetics, Inc., Advanced Aesthetics Sub, Inc., Advanced Aesthetics, LLC, Klinger Advanced Aesthetics, LLC, Anushka PBG, LLC, Anushka Boca, LLC, Wild Hare, LLC, DiSchino Corporation, Anushka PBG Acquisition Sub, LLC, Anushka Boca Acquisition Sub, LLC, Wild Hare Acquisition Sub, LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd., Klinger Investments LLC and Technology Investment Capital Corp.

      10.5 Unconditional Guaranty dated May 9, 2006, by Klinger Advanced Aesthetics, Inc. in favor of Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC.

      10.6 Unconditional Guaranty dated May 9, 2006, by Advanced Aesthetics Sub, Inc. in favor of Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC.

      10.7 Unconditional Guaranty dated May 9, 2006, by, Advanced Aesthetics, LLC in favor of Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC.

      10.8 Unconditional Guaranty dated May 9, 2006, by Klinger Advanced Aesthetics, LLC in favor of Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC.

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      10.9  Unconditional  Guaranty  dated May 9, 2006,  by Anushka  PBG, LLC in favor of Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC.

      10.10 Unconditional Guaranty dated May 9, 2006, by Anushka Boca, LLC in favor of Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC.

      10.11 Unconditional Guaranty dated May 9, 2006, by Wild Hare, LLC in favor of Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC.

      10.12 Unconditional Guaranty dated May 9, 2006, by DiSchino Corporation in favor of Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC.

      10.13 Unconditional Guaranty dated May 9, 2006, by Anushka PBG Acquisition Sub, LLC in favor of Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC.

      10.14 Unconditional Guaranty dated May 9, 2006, by Anushka Boca Acquisition Sub, LLC in favor of Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC.

      10.15 Unconditional Guaranty dated May 9, 2006, by Wild Hare Acquisition Sub, LLC in favor of Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy International Ltd. and Klinger Investments LLC.


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                                   SIGNATURES

      Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 15, 2006


                                    TRUEYOU.COM INC.


                                    By /s/ Matthew Burris
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                                       Name:  Matthew Burris
                                       Title: Chief Financial Officer
                                              and Chief Operating Officer



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